
                                                                     EXHIBIT 3.2

                                    BYLAWS

                                      OF

                    INTERNET COMMERCE SERVICES CORPORATION,

                             a Delaware corporation


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                               TABLE OF CONTENTS

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                                                                                                                               Page
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ARTICLE I  OFFICES............................................................................................................... 1
 Section 1.  Registered Office................................................................................................... 1
 Section 2.  Other Offices....................................................................................................... 1
ARTICLE II  MEETINGS OF STOCKHOLDERS............................................................................................. 1
 Section 1.  Place of Meetings................................................................................................... 1
 Section 2.  Annual Meeting...................................................................................................... 1
 Section 3.  Special Meeting....................................................................................................  1
 Section 4.  Notice of Stockholders' Meetings...................................................................................  2
 Section 5.  List of Stockholders Entitled to Vote..............................................................................  2
 Section 6.  Quorum.............................................................................................................  3
 Section 7.  Adjourned Meeting; Notice..........................................................................................  3
 Section 8.  Voting.............................................................................................................  3
 Section 9.  Waiver of Notice or Consent by Absent Stockholders.................................................................  4
 Section 10. Stockholder Action by Written Consent Without a Meeting............................................................  4
 Section 11. Record Date for Stockholder Notice, Voting, and Giving Consents....................................................  5
 Section 12. Proxies............................................................................................................  6
 Section 13. Inspectors of Election.............................................................................................  6
ARTICLE III DIRECTORS...........................................................................................................  7
 Section 1.  Powers.............................................................................................................  7
 Section 2.  Number and Qualification of Directors..............................................................................  7
 Section 3.  Election and Term of Office of Directors...........................................................................  7
 Section 4.  Vacancies..........................................................................................................  8
 Section 5.  Place of Meetings..................................................................................................  8
 Section 6.  Annual Meeting.....................................................................................................  8
 Section 7.  Other Regular Meetings.............................................................................................  8
 Section 8.  Special Meetings...................................................................................................  8
 Section 9.  Quorum.............................................................................................................  9
 Section 10. Waiver of Notice...................................................................................................  9
 Section 11. Action Without Meeting.............................................................................................  9
 Section 12. Telephonic Meetings................................................................................................  9
 Section 13. Fees and Compensation of Directors................................................................................. 10
ARTICLE IV COMMITTEES........................................................................................................... 10
 Section 1.  Committees of Directors............................................................................................ 10
 Section 2.  Meetings and Action of Committees.................................................................................. 10
ARTICLE V OFFICERS.............................................................................................................. 11
 Section 1.  Officers........................................................................................................... 11
 Section 2.  Election of Officers............................................................................................... 11
 Section 3.  Subordinate Officers............................................................................................... 11
 Section 4.  Removal and Resignation of Officers................................................................................ 11
 Section 5.  Vacancies in Offices............................................................................................... 11
 Section 6.  Chairman of the Board.............................................................................................. 11
 Section 7.  President.......................................................................................................... 11
 Section 8.  Vice Presidents.................................................................................................... 12
 Section 9.  Secretary.......................................................................................................... 12
 Section 10. Chief Financial Officer............................................................................................ 12
ARTICLE VI INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS.................................................. 13
 Section 1.  Right to Indemnification........................................................................................... 13
 Section 2.  Prepayment of Expenses............................................................................................. 13
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 Section 3.  Claims............................................................................................................. 13
 Section 4.  Non-Exclusivity of Rights.......................................................................................... 13
 Section 5.  Indemnification of Employees and Agents of the Corporation......................................................... 14
 Section 6.  Other Indemnification.............................................................................................. 14
 Section 7.  Amendment or Repeal................................................................................................ 14
ARTICLE VII RECORDS AND REPORTS................................................................................................. 14
 Section 1.  Form of Records.................................................................................................... 14
 Section 2.  Inspection by Stockholders......................................................................................... 14
 Section 3.  Inspection by Directors............................................................................................ 14
ARTICLE VIII GENERAL CORPORATE MATTERS.......................................................................................... 15
 Section 1.  Certificates for Shares............................................................................................ 15
 Section 2.  Lost Certificates.................................................................................................. 15
 Section 3.  Registered Stockholders............................................................................................ 15
 Section 4.  Representation of Shares of Other Corporations..................................................................... 15
 Section 5.  Construction and Definitions....................................................................................... 16
ARTICLE IX  AMENDMENTS.......................................................................................................... 16
 Section 1.  Amendment by Stockholders.......................................................................................... 16
 Section 2.  Amendment by Directors............................................................................................. 16
ARTICLE X  RESTRICTIONS ON TRANSFER OF SHARES................................................................................... 16
 Section 1.  Restrictions on Transfer of Shares................................................................................. 16

                                   BYLAWS OF

                     INTERNET COMMERCE SERVICES CORPORATION

                                   ARTICLE I

                                    OFFICES

Section 1.  Registered Office.  The address of the registered office of the
            -----------------
corporation is Corporation Service Company, 1013 Centre Road, in the City of Wilmington, County of New Castle, State of Delaware 19805. The location of the registered office may be changed from time to time to another location within the State of Delaware by resolution of the Board of Directors.

Section 2.  Other Offices.  The corporation may also have offices at such other
            -------------
places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                  ARTICLE II

                            MEETINGS OF STOCKHOLDERS

Section 1.  Place of Meetings.  Meetings of stockholders shall be held at any
            -----------------
place within or outside the State of Delaware designated either by the Board of Directors or the president (if not contrary to any action taken by the Board of Directors). In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation in the City of San Jose, State of California.

Section 2.  Annual Meeting.  The annual meeting of stockholders of the
            --------------
corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings, shall be held on the second Monday in March (or the next business day if such date is a holiday), at 10:00 a.m., or at such other time and place as the Board of Directors shall determine by resolution.

Section 3.  Special Meeting.  A special meeting of the stockholders may be
            ---------------
called for any purpose or purposes at any time by the Board of Directors, or by the chairman of the board, or by the president, the chief executive officer or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting, but such special meetings may not be called by any other person or persons.

If a special meeting is called by any person or persons other than the Board-of Directors, the chairman of the board, the president or the chief executive officer, the request shall be in writing, specifying the time of such meeting (such time to be not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request) and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president, or the secretary of the corporation. The officer receiving the request shall cause notice to be given promptly to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article 11, that a meeting will be held at the time requested by the person or persons calling the meeting.

Section 4.  Notice of Stockholders' Meetings.  All notices of meetings of
            --------------------------------
stockholders shall specify the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. Unless otherwise provided by law, the certificate of incorporation or these bylaws, the written notice of any annual or special meeting of stockholders shall be given to each Stockholder of record entitled to vote not less than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation.

If action is proposed to be taken at any meeting for approval of an amendment of the certificate of incorporation, pursuant to Section 242 of the Delaware Corporation Law, the notice shall set forth such amendment in full or a brief summary of the changes to be effected thereby, as the directors shall deem advisable.

If action is proposed to be taken at any meeting for approval of an agreement relating to any merger or consolidation, pursuant to Section 251 -of the Delaware Corporation Law, the notice shall be mailed to each stockholder at least twenty (20) days prior to the date of the meeting. The notice shall contain a copy of the agreement or a brief summary thereof, as the directors shall deem advisable.

An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 5.  List of Stockholders Entitled to Vote.  The officer who has charge
            -------------------------------------
of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 6.  Quorum.  The presence in person or by proxy of the holders of a
            ------
majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7.  Adjourned Meeting; Notice.  Any stockholders' meeting, annual or
            -------------------------
special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 6 of this Article II.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than thirty (30) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. When a new record date is fixed in accordance with the preceding sentence, notice of any such adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article II. At any adjourned meeting at which a quorum is present or represented the corporation may transact any business which might have been transacted at the original meeting.

Section 8.  Voting.  Unless otherwise provided in the certificate of
            ------
incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power upon the matter in question held by such stockholder, but no proxy shall be voted on or after three years from its date, unless the proxy provides for a longer period.

Shares of its own capital stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by such corporation, shall not be entitled to vote nor be counted for quorum purposes. Shares of the corporation which have been called for redemption shall not be entitled to vote and shall not be deemed to be outstanding shares for purposes of determining the total number of shares entitled to vote on any matter on and after the date on which written notice of redemption has been sent to holders thereof and a sum sufficient to redeem such shares has been irrevocably deposited or set aside to pay the redemption price to the holders of the shares upon surrender of certificates therefor.

Any holder of shares entitled to vote on any matter may vote a part of the shares in favor of the proposal and refrain from voting the remaining shares or, except when the matter is the election of directors, vote them against the proposal, but, if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares that the stockholder is entitled to vote.

At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law, the certificate of incorporation or these bylaws, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock entitled to vote thereon which are present in person or represented by proxy at the meeting.

Section 9.  Waiver of Notice or Consent by Absent Stockholders.  The transaction
            --------------------------------------------------
of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid, as though transacted at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. Such waiver, consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders, unless so provided by the certificate of incorporation or these bylaws. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included if that objection is expressly made at the meeting.

Section 10.  Stockholder Action by Written Consent Without a Meeting.  Any
             -------------------------------------------------------
action which may be taken at an annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. All such consents shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

Any stockholder giving a written consent, or the stockholder's proxy holder, or a transferee of the shares or a personal representative of the stockholder or their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been delivered to the corporation. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the date of the earliest dated consent delivered to the corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the corporation in the manner prescribed in the first paragraph of this Section.

Section 11.  Record Date for Stockholder Notice, Voting, and Giving Consents.
             ---------------------------------------------------------------
In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date:

             (a) In the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting;

             (b) In the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and

             (c) In the case of other action, shall not be more than sixty (60) days prior to such other action.

If no record date is fixed by the Board of Directors:

             (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

             (b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and

             (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 12.  Proxies.  Each stockholder entitled to vote at a meeting of
             -------
stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the corporation.

Section 13.  Inspectors of Election.  The corporation shall, in advance of any
             ----------------------
meeting of stockholders, appoint one (1) or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one
(1) or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting may appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of such inspector's duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such his or her ability.

These inspectors shall:

             (a) Ascertain the number of shares outstanding and the voting power of each;

             (b) Determine the shares represented at the meeting and the validity of proxies and ballots;

             (c)  Count all votes and ballots;

             (d) Determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;

             (e) Certify the determination of the number of shares represented at the meeting, and the count of all votes and ballots; and

             (f) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties.

                                  ARTICLE III

                                   DIRECTORS

Section 1. Powers.  The business of the corporation shall be managed by or
           ------
under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders. Without prejudice to these general powers, and subject to the same limitations, the directors shall have the power to:
           (a) Select and remove all officers, agents, and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the certificate of incorporation, and with these bylaws; fix their compensation; and require from them security for faithful service.

           (b) Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any state, territory, dependency, or country and conduct business within or without the State of Delaware; and designate any place within or without the State of Delaware for the holding of any stockholders' meeting, or meetings, including annual meetings.

           (c) Adopt, make, and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates.

           (d) Authorize the issuance of shares of stock of the corporation on any lawful terms, for such consideration as permitted by law.

           (e) Borrow money and incur indebtedness on behalf of the corporation, and cause to be executed and delivered for the corporation's purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidence of debt and securities.

Section 2. Number and Qualification of Directors.  The number of directors of
           -------------------------------------
the corporation shall be not less than one (1) nor more than seven (7). The exact number of directors shall be six (6) until changed, within the limits specified above, by a bylaw amending this Section 2, duly adopted by the Board of Directors or by the stockholders. The indefinite number of directors may be changed, or a definite number fixed without provision for an indefinite number, by a duly adopted amendment to the certificate of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of the Board of Directors or by the holders of a majority of the outstanding shares entitled to vote. Directors need not be stockholders.

Section 3. Election and Term of Office of Directors.  Directors shall be
           ----------------------------------------
elected at each annual meeting of the stockholders, but if any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of death, resignation or removal of any director.

Section 4.  Vacancies.  Vacancies and newly created directorships resulting from
            ---------
any increase in the authorized number of directors may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the expiration of the term for which elected and until their successors are duly elected and shall qualify, unless sooner displaced.

A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any director, or if the authorized number of directors is increased, or if the stockholders fail, at any meeting of stockholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting. Any director may resign at any time upon giving written notice to the corporation. Any such resignation shall take effect on the date of receipt of that notice or at such later date as specified in the resignation, and, unless otherwise specified in the resignation, acceptance of the registration shall not be necessary to make it effective. The entire Board of Directors or any individual director may be removed from office, prior to the expiration of their or his term of office only in the manner and within the limitations provided by the General Corporation Law of Delaware

Section 5.  Place of Meetings.  Meetings of the Board of Directors may be held
            -----------------
at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not so stated or if there is no notice, by resolution of the board or by the chairman of the board or by the president (if not contrary to any action taken by the Board of Directors). In the absence of such a designation, meetings shall be held at the principal executive office of the corporation.

Section 6.  Annual Meeting.  Immediately following each annual meeting of
            --------------
stockholders, the Board of Directors shall hold a regular meeting for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of this meeting shall not be required.

Section 7.  Other Regular Meetings.  Other regular meetings of the Board of
            ----------------------
Directors shall be held without call at such time as shall from time to time be fixed by resolution of the Board of Directors. Such regular meetings may be held without notice.

Section 8.  Special Meetings.  Special meetings of the Board of Directors for
            ----------------
any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or secretary or any two directors. [Notice of the time and place of special meetings shall be delivered personally or by telephone or facsimile to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally, or by telephone, facsimile or telegram, it shall be delivered personally, or by telephone, facsimile or to the telegraph company, at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director.] The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 9.  Quorum.  At all meetings of the Board of Directors a majority of the
            ------
authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as provided by the provisions of Section 144 of the General Corporation Law of Delaware (as to approval of contracts or transactions in which a director has a financial interest), Section 141(c) of the General Corporation Law of Delaware (as to appointment of committees), the certificate of incorporation, these bylaws, or other applicable law. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 10.  Waiver of Notice.  Notice of a meeting need not be given to any
             ----------------
director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, either before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to said director. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

Section 11.  Action Without Meeting.  Unless otherwise restricted by the
             ----------------------
certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board or committee.

Section 12.  Telephonic Meetings.  Members of the Board of Directors, or any
             -------------------
committee designated by the Board of Directors, may participate in a meeting thereof by means of, conference telephone or similar communication equipment, so long as all persons participating in the meeting can hear one another, and all such persons shall be deemed to be present in person at the meeting.

Section 13.  Fees and Compensation of Directors.  Directors and members of
             ----------------------------------
committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors. This Section 13 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for those services.

                                  ARTICLE IV

                                  COMMITTEES

Section 1.  Committees of Directors.  The Board of Directors may, by resolution
            -----------------------
adopted by a majority of the whole Board of Directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, it shall not have the power or authority to declare a dividend to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

Section 2.  Meetings and Action of Committees.  Meetings and actions of
            ---------------------------------
committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; special meetings of committees may also be called by resolution of the Board of Directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

                                   ARTICLE V

                                   OFFICERS

Section 1.  Officers.  The officers of the corporation shall be a president, a
            --------
secretary and a chief financial officer. The corporation may also have, at the discretion of the Board of Directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person.

Section 2.  Election of Officers.  The officers of the corporation, except such
            --------------------
officers as may be appointed in accordance with the provisions of Section 3 or
Section 5 of this Article V, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.

Section 3.  Subordinate Officers.  The Board of Directors may appoint, and may
            --------------------
empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the Board of Directors may from time to time determine.

Section 4.  Removal and Resignation of Officers.  Subject to the rights, if any,
            -----------------------------------
of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the board, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5.  Vacancies in Offices.  A vacancy in any office because of death,
            --------------------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

Section 6.  Chairman of the Board.  The chairman of the board, if such an
            ---------------------
officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

Section 7.  President.  Subject to such supervisory powers, if any, as may be
            ---------
given by the Board of Directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the bvlaws.

Section 8.  Vice Presidents.  In the absence or disability of the president, the
            ---------------
vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the bylaws, and the president, or the chairman of the board.

Section 9.  Secretary.  The secretary shall keep or cause to be kept, at the
            ---------
principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the directors, committees of directors, and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the bylaws.

Section 10.  Chief Financial Officer.  The chief financial officer shall keep
             -----------------------
and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the bylaws.

                                  ARTICLE VI

              INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
                                AND OTHER AGENTS

Section 1.  Right to Indemnification.  The corporation shall indemnify and hold
            ------------------------
harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment) any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person. The corporation shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the corporation.

Section 2.  Prepayment of Expenses.  The corporation shall pay the expenses
            ----------------------
incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise. The corporation shall be required to pay or advance expenses in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the corporation.

Section 3.  Claims.  If a claim for indemnification or payment of expenses under
            ------
this Article is not paid in full within sixty days (60) after a written claim therefor has been received by the corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 4.  Non-Exclusivity of Rights.  The rights conferred on any person by
            -------------------------
this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 5.  Indemnification of Employees and Agents of the Corporation.  The
            ----------------------------------------------------------
corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

Section 6.  Other Indemnification.  The corporation's obligation, if any, to
            ---------------------
indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 7.  Amendment or Repeal.  Any repeal or modification of the foregoing
            -------------------
provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VII

                              RECORDS AND REPORTS

Section 1.  Form of Records.  Any records maintained by the corporation in the
            ---------------
regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 2.  Inspection by Stockholders.  Any stockholder, in person or by
            --------------------------
attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or other such writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

Section 3.  Inspection by Directors.  Any director shall have the right to
            -----------------------
examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his position as a director.

                                 ARTICLE VIII

                           GENERAL CORPORATE MATTERS

Section 1.  Certificates for Shares.  Every holder of stock shall be entitled to
            -----------------------
have a certificate signed by or in the name of the corporation by the chairman or vice chairman of the Board of Directors, if any, or the president or a vice president, and by chief financial officer or an assistant treasurer, or the secretary or an assistant secretary, of the corporation, certifying the number of shares owned by such stockholder in the corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

The Board of Directors may authorize the issuance of shares as partly paid and subject to call for the remainder of the consideration to be paid therefor; provided that upon the face or back of each certificate issued to represent any such partly paid shares or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

Section 2.  Lost Certificates.  Except as provided in this Section 2, no new
            -----------------
certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and canceled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

Section 3.  Registered Stockholders.  The corporation shall be entitled to
            -----------------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 4.  Representation of Shares of Other Corporations.  The chairman of the
            ----------------------------------------------
board, the president, or any vice president, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority granted to these officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

Section 5.  Construction and Definitions.  Unless the context requires
            ----------------------------
otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                  ARTICLE IX

                                  AMENDMENTS

Section 1.  Amendment by Stockholders.  New bylaws may be adopted or these
            -------------------------
bylaws may be amended or repealed by the vote or written assent of stockholders entitled to exercise a majority of the voting power of the corporation, except as otherwise provided by law or by the certificate of incorporation.

Section 2.  Amendment by Directors.  Subject to the rights of the stockholders
            ----------------------
as provided in Section 1 of this Article IX, to adopt, amend, or repeal bylaws, bylaws may be adopted, amended, or repealed by the Board of Directors.

                                   ARTICLE X

                       RESTRICTIONS ON TRANSFER OF SHARES

Section 1.  Restrictions on Transfer of Shares.  The sale or transfer of shares
            ----------------------------------
of the corporation by any of the holders thereof is restricted as follows:

Before there can be a valid sale or transfer, except as hereinafter provided, of any of the shares of the corporation by any holder thereof to any person or entity, the holder of the shares to be sold or transferred shall first give notice (the "notice") in writing to the secretary of the corporation of his intention to sell or transfer such shares. The notice shall specify the proposed purchaser or purchasers, the number of shares to be sold or transferred, the price per share, and the terms upon which the holder intends to make such sale or transfer. In the event that the consideration to be received by the transferor is other than cash, the notice shall fully describe such consideration and state the fair market value thereof. The corporation, at its option and at the transferor's expense, may require the transferor to have the fair market value of such consideration determined by an independent appraiser selected by the corporation. In the case of a noncash consideration, the price per share shall be based upon the fair market value of the consideration as stated in the notice, unless the corporation exercises its option to require the aforementioned independent appraisal, in which case the price per share shall be based upon such independently appraised fair market value.

A sale or transfer shall be deemed to have occurred for the purpose of this
Article X whenever any interest in any share of stock of the corporation is transferred voluntarily, involuntarily or by operation of law, irrespective of whether any change in the record ownership results therefrom and without regard to whether or not any consideration is received for such transfer. The following are the only sales or transfers excluded from the provisions of this
Article X: transfers by bequest, intestate succession or gift to the spouse, lineal descendants, brothers or sisters, ancestors, or adopted children, or to the spouses or adopted children of the lineal descendants, brothers or sisters, ancestors, or adopted children, or to the spouses or adopted children of the lineal descendants, brothers or sisters or ancestors, of the holder of the shares to be transferred, or to any custodian or trustee for the account of such persons. A sale or transfer which is so excluded from the provisions of this
Article X shall not remove those shares so transferred from the restrictions contained herein and any subsequent sale or transfer shall be subject to, and comply in all respects with, said restrictions.

The corporation shall have the prior right to purchase the shares referred to in the notice at the price and upon the terms and conditions stated in the notice. The corporation may elect to purchase any portion or all of the shares referred to in the notice at the price and upon the terms and conditions stated therein. If none or only a portion of the shares referred to in the notice are elected to be purchased by the corporation in the foregoing manner, the shareholders who were holders of record of the corporation on the date the notice was received by the secretary of the corporation shall have the right to purchase the shares referred to in the notice which the corporation has not elected to purchase at the price and upon the terms and conditions stated in the notice and in accordance with the following provisions. The secretary of the corporation shall, within ten (10) days after receiving the notice, mail or deliver a copy thereof, and a statement of the number of shares, if any, which the corporation has elected to purchase thereunder, to each of the other shareholders of the corporation who were holders of record on the date the notice was received by the secretary. The notice and statement may be delivered to such shareholders personally or may be mailed to them at their last known address as the same may appear on the books of the corporation. Within twenty (20) days after the notice and statement are mailed or delivered to such shareholders, each shareholder who desires to acquire any part or all of the shares referred to in the notice, and which the corporation has not elected to purchase, shall deliver by mail or otherwise to the secretary of the corporation a written offer to purchase a specific number of such shares at the price and upon the terms and conditions stated in the notice.

If the total number of shares specified in all such shareholder offers exceeds the number of shares referred to in the notice and statement and available for purchase by the shareholders, each offering shareholder shall be entitled to purchase such proportion of the shares so referred to as the number of shares of the corporation which he held of record on the date the notice was received by the secretary bears to the total number of shares held of record by all offering shareholders on the date the notice was received by the secretary.

If all of the shares referred to in the notice and statement are not disposed of under such apportionment, each offering shareholder desiring to purchase shares in a number in excess of his proportionate share, as provided above, shall be entitled to purchase such proportion of the shares which remain thus undisposed of as the total number of shares which he held of record on the date the notice was received by the secretary bears to the total number of shares held of record on the date the notice was received by the secretary by all shareholders who desire to purchase shares in excess of those to which they are entitled under such apportionment.

After receipt of the offering shareholder(s)' notice(s), to the extent that all of the shares referred to in the transferor's notice and statement are not disposed of under the preceding provisions, the corporation shall have the right to increase the number of said shares it has elected to purchase.

Within forty (40) days after the notice is mailed or delivered to the secretary, the corporation shall deliver, by mail or otherwise, to the shareholder giving such notice a written statement of the number of shares referred to in the notice which the corporation and/or the shareholders have elected to purchase.

If (i) none or only a part of the shares referred to in the notice are contracted for in the foregoing manner within the aforesaid forty (40) day period, or (ii) prior to the expiration of the aforesaid forty (40) day period, the holders of two-thirds (2/3) or more of the shares of the corporation on the date the notice was received by the secretary file with the secretary their consent in writing that such sale or transfer be made as proposed in the notice and waive their right to acquire such shares as hereinabove provided, then the shareholder desiring to sell or transfer shares may, within a period of ninety
(90) days after the date of the notice, sell or transfer to the proposed purchaser or purchasers all or any part of the shares referred to in the notice; provided, however, that he shall not sell or transfer any such shares at a lower price or on terms or conditions more favorable to the purchaser or transferee than those specified in the notice. If the shareholder desiring to sell or transfer shares does not sell or transfer all shares referred to in the notice within the aforesaid ninety (90) day period, the shares which remain thus undisposed shall become again subject to the restrictions imposed by this
Article X.

Any sale or transfer, or purported sale or transfer, of shares of the corporation shall be null and void unless made in accordance with the terms, conditions and provisions of this Article X.

                           CERTIFICATE OF SECRETARY

     I, the undersigned, do hereby certify:

     1. That I am the duly elected and acting secretary of INTERNET COMMERCE SERVICES CORPORATION, a Delaware corporation; and,

     2. That the foregoing bylaws, comprising eighteen (18) pages, constitute the bylaws

of     said corporation as duly adopted by the Board of Directors of the
corporation on December __,   1999.

     IN WITNESS WHEREOF, I have hereto subscribed my name this ____ day of _____________, 1999.


                              ------------------------------------
                              Richard Scudellari, Secretary